                                   [NEWCOURT LOGO]

                         CERTIFICATE OF SERVICING OFFICER


     The undersigned, not in his/her individual capacity but as an officer of Newcourt Financial USA Inc. (the "Servicer"), hereby certifies on behalf of the Servicer that the Monthly Report attached hereto is accurate and no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred. Capitalized terms used but not defined herein are defined in the Pooling and Servicing Agreement, dated as of October 15, 1998, among the Servicer, Newcourt Receivables Corporation II, Newcourt Equipment Trust Securities 1998-1 and Harris Trust and Savings Bank, as Indenture Trustee.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 18th day of January, 1999.


                              NEWCOURT FINANCIAL USA INC., as Servicer

                              By:  /s/ Brian McLean
                                ------------------------------------
                              Name:      Brian McLean
                              Title:     Director, Securitizations

NEWCOURT RECEIVABLES ASSET TRUST 1997-1


   Beginning of Collection Period                   12/01/98
   End of Collection Period                         12/31/98
   Distribution Date:                               01/20/99
   Reporting Date:                                  01/18/99
   Months in progress                                      2

WATERFALL DISTRIBUTIONS


-------------------------------------------------------------------------------
Cash Collections in Collection Period              40,809,304.99
Interest Earned on Collections Account                 55,000.00
Required Withdrawal from Reserve Fund                       0.00
Interest Earned on Reserve Fund                        60,000.00
Recoveries on Defaulted Contracts                           0.00
Servicer Advances (net of collections to
reimburse prior Servicer Advances)                          0.00

-------------------------------------------------------------------------------


Available Amount                                   40,924,304.99

ALLOCATIONS

  (A)  Unreimbursed Servicer Advances                       0.00

  (B) Servicing Fee                                   547,516.10

  (C) A-1 Interest                                  1,334,327.51

  (D) A-2 Interest                                    560,729.59

  (E) A-3 Interest                                  1,952,061.39

  (F) A-4 Interest                                    457,760.19

  (G) B Interest                                      211,140.08

  (H) C Interest                                      130,904.50

  (I) D Interest                                       95,018.93

  (J) E Interest                                      133,545.22

  (K) A-1 Principal Payment Amount                 35,456,823.80

  (L) A-2 Principal Payment Amount                          0.00

  (M) A-3 Principal Payment Amount                          0.00

  (N) A-4 Principal Payment Amount                          0.00

  (O) B Principal Payment Amount                            0.00

  (P) C Principal Payment Amount                            0.00

  (Q) D Principal Payment Amount                            0.00

  (R) E Principal Payment Amount                            0.00

  (S) Accelerated Principal Payment                         0.00

  (T) Reserve Fund Deposit                             44,477.59

  (U) Excess to Issuer                                      0.00



NEWCOURT EQUIPMENT TRUST RECEIVABLES 1998-1                            Page 2

A    Aggregate Discounted Contract Balance (ADCB) & Aggregate Notes Outstanding
A1   Aggregate Outstanding Note Balances, beginning of period                                                    1,095,032,204.81
A2   ADCB, end of period                                                                                         1,059,575,380.92

B    Reserve Fund
B1   Reserve Fund balance, beginning of period                                                                      16,976,087.00
B2   Reserve Fund balance, end of period                                                                            16,976,087.00

C    Available Funds for Distribution
C1   Available Funds -- Collection Account                                                                          40,924,304.99
C2   Required Available Funds -- Reserve Fund                                                                                0.00
C3   Total Available Funds                                                                                          40,924,304.99

D    Total Payments to Servicer                                                                                        547,516.10

E    Total Interest Payments to Noteholders                                                                          4,875,487.41

C4   Available Funds for Principal Distribution                                                                     35,501,301.48

F    Principal Differential Determination
F1   Beginning Principal Balance of Notes                                                                        1,095,032,204.81
F2   Ending Period ADCB                                                                                          1,059,575,380.92
F3   Total Principal Payment Amount                                                                                 35,456,823.89
F4   Principal Differential                                                                                                  0.00

G    Principal Payments to Noteholders

G1   Class A-1 Note Balance, beginning of period                                                                   319,790,895.81
G2   Class A   Target Investor Principal Amount                                                                  679,043,482.00
G3   Class A-1 Principal Payment                                                                                  35,456,823.89
G4   Class A-1 Note Balance, end of period                                                                       284,334,071.92

G5   Class A-2 Note Balance, beginning of period                                                                   130,150,001.00
G6   Class A-2 Principal Payment                                                                                           0.00
G7   Class A-2 Note Balance, end of period                                                                       130,150,001.00

G8   Class A-3 Note Balance, beginning of period                                                                   447,036,959.00
G9   Class A-3 Principal Payment                                                                                           0.00
G10  Class A-3 Note Balance, end of period                                                                       447,036,959.00

G11  Class A-4 Note Balance, beginning of period                                                                   101,856,522.00
G12  Class A-4 Principal Payment                                                                                           0.00
G13  Class A-4 Note Balance, end of period                                                                       101,856,522.00

C5   Remaining Available Funds                                                                                        44,477.59

C14  Class B Note Balance, beginning of period                                                                      42,440,218.00
G15  Class B Target Investor Principal Amount                                                                     42,440,218.00
G16  Class B Floor                                                                                                         0.00
G17  Class B Principal Payment                                                                                             0.00
G18  Class B Note Balance, end of period                                                                          42,440,218.00

C6   Remaining Available Funds                                                                                        44,477.59

G19  Class C Note Balance, beginning of period                                                                      22,634,783.00
G20  Class C Target Investor Principal Amount                                                                     22,634,783.00
G21  Class C Floor                                                                                                         0.00
G22  Class C Principal Payment                                                                                             0.00
G23  Class C Note Balance, end of period                                                                          22,634,783.00

C7   Remaining Available Funds                                                                                        44,477.59

G24  Class D Note Balance, beginning of period                                                                      14,146,739.00
G25  Class D Target Investor Principal Amount                                                                     14,146,739.00
G26  Class D Floor                                                                                                         0.00
G27  Class D Principal Payment                                                                                             0.00
G28  Class D Note Balance, end of period                                                                          14,146,739.00

C8   Remaining Available Funds                                                                                        44,477.59

G29  Class E Note Balance, beginning of period                                                                      16,976,087.00
G30  Class E Target Investor Principal Amount                                                                     16,976,087.00
G31  Class E Floor                                                                                                         0.00
G32  Class E Principal Payment                                                                                             0.00
G33  Class E Note Balance, end of period                                                                          16,976,087.00

C9   Remaining Available Funds                                                                                        44,477.59

G34  Additional Principal to be redistributed                                                                              0.00

C10  Remaining Available Funds                                                                                        44,477.59

H1  Reserve Fund Deposit (to Max Required)                                                                                 0.00
I1  Available for Distribution to the Issuer (Shortfall)                                                              44,477.59


NEWCOURT RECEIVABLES ASSETS TRUST 1998-1                               Page 3

SERVICING & INTEREST CALCULATIONS




SERVICING FEE DUE
(a) ADCB                         1,095,032,204.81
(b) Servicing Fee Rate                     0.600%
(c) 30                                         30
(d) 360                                       360
(e) Current Servicing Due              547,516.10
(f) Prior Month's Arrearage                  0.00
(g) Total Servicing Due                547,516.10


A-1 INTEREST                                        B INTEREST

(a) A-1 Rate                               5.007%   (a) B Rate                                5.970%
(b) Days in Period                             30   (b) 30                                        30
(c) 360                                       360   (c) 360                                      360
(d) Beginning A-1 Balance          319,790,895.81   (d) Beginning B Balance            42,440,218.00
(e) Current Interest Due (a*d*b/c)   1,334,327.51   (e) Current Interest Due (a*d*b/c)    211,140,08
(f) Prior Month's Arrearage                  0.00   (f) Prior Month's Arrearage                 0.00
(g) Total Interest Due               1,334,327.51   (g) Total Interest Due                211,140.08


A-2 INTEREST                                        C INTEREST

(a) A-2 Rate                               5.170%   (a) C Rate                                6.940%
(b) 30                                         30   (b) 30                                        30
(c) 360                                       360   (c) 360                                      360
(d) Beginning A-2 Balance          130,150,001.00   (d) Beginning C Balance            22,634,783.00
(e) Current Interest Due (a*d*b/c)     560,729.59   (e) Current Interest Due (a*d*b/c)    130,904.50
(f) Prior Month's Arrearage                  0.00   (f) Prior Month's Arrearage                 0.00
(g) Total Interest Due                 560,729.59   (g) Total Interest Due                130,904.50

A-3 INTEREST                                        D INTEREST

(a) A-3 Rate                               5.240%   (a) D Rate                                8.060%
(b) 30                                         30   (b) 30                                        30
(c) 360                                       360   (c) 360                                      360
(d) Beginning A-3 Balance          447,036,959.00   (d) Beginning D Balance            14,146,739.00
(e) Current Interest Due (a*d*b/c)   1,952,061.39   (e) Current Interest Due (a*d*b/c)    95,018.93
(f) Prior Month's Arrearage                  0.00   (f) Prior Month's Arrearage                 0.00
(g) Total Interest Due               1,952,061.39   (g) Total Interest Due                 95,018.93

                                                    E INTEREST
 A-4 INTEREST

(a) A-4 Rate                               5.393%   (a) A-4 Rate                              9.440%
(b) 30                                         30   (b) 30                                        30
(c) 360                                       360   (c) 360                                      360
(d) Beginning A-4 Balance          101,856,522.00   (d) Beginning A-4 Balance          16,976,087.00
(e) Current Interest Due (a*d*b/c)     457,760.19   (e) Current Interest Due (a*d*b/c)    133,545.22
(f) Prior Month's Arrearage                  0.00   (f) Prior Month's Arrearage                 0.00
(g) Total Interest Due                 457,760.19   (g) Total Interest Due                133,545.22


                                                                       Page 4
NEWCOURT EQUIPMENT TRUST RECEIVABLES 1998-1

OTHER STATISTICAL DATA

DELINQUENCY

                             Current      1 Month Prior  2 Months Prior 3 Months Prior 4 Months Prior 5 Months Prior 6 Months Prior
                             -------      -------------  -------------- -------------- -------------- -------------- --------------
 31 - 60   Days Past Due      25,179,191     37,076,740               0              0              0              0              0
 61 - 90   Days Past Due       5,764,377      8,996,780               0              0              0              0              0
 91 - 120  Days Past Due       4,937,955              0               0              0              0              0              0
121 - Plus Days Past Due       1,086,514              0               0              0              0              0              0

ADCB, End of Period        1,059,575,381  1,095,032,205               0              0              0              0              0

 31 - 60   Days Past Due (%)       2.38%          3.39%           0.00%          0.00%          0.00%          0.00%          0.00%
 61 - 90   Days Past Due (%)       0.54%          0.82%           0.00%          0.00%          0.00%          0.00%          0.00%
 91 - 120  Days Past Due (%)       0.47%          0.00%           0.00%          0.00%          0.00%          0.00%          0.00%
121 - Plus Days Past Due (%)       0.10%          0.00%           0.00%          0.00%          0.00%          0.00%          0.00%

DEFAULTS

Gross Charge-Offs              33,357.15           0.00            0.00           0.00           0.00           0.00           0.00
Recoveries                          0.00           0.00            0.00           0.00           0.00           0.00           0.00
Charge-Offs - Net              33,357.15           0.00            0.00           0.00           0.00           0.00           0.00
of Recoveries


BOND PRINCIPAL FACTORS

A-1                          79.7575889%
A-2                         100.0000000%
A-3                         100.0000000%
A-4                         100.0000000%
B                           100.0000000%
C                           100.0000000%
D                           100.0000000%
E                           100.0000000%

RESERVE FUND CALCULATIONS

Beginning Balance          16,976,087.00
Required Balance           16,976,087.00
Deposit                             0.00
Withdrawal                          0.00
Ending Balance             16,976,087.00


NEWCOURT EQUIPMENT TRUST RECEIVABLES 1998-1

CONDITIONAL PAYMENT RATE

                                         Average
               Period       1 Month      3 Month      Life-to
Period         Ending         CPR          CPR         Date
------         ------       -------      -------      -------
  1           11/30/98      6.9572%        N/A        6.9572%
  2           12/31/98      6.2383%        N/A        6.6920%
  3
